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                                                                    Exhibit 23.2


                        CONSENT OF INDEPENDENT ACCOUNTANTS
                        ----------------------------------

We hereby consent to the inclusion in this Registration Statement on Form S-1 of our report dated March 8, 1999, except for the information in Note 16, for which the date is November 1, 1999, relating to the financial statements of TeleCorp PCS, Inc and Subsidiaries and Predecessor Company. We also consent to the reference to our firm under the headings "Experts" in such Registration Statement.


PricewaterhouseCoopers LLP
McLean, VA
November 2, 1999